SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): March 22, 2013

AMERICAN MINERAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53157	98-0546544
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

111 Airport Rd., Warwick, Rhode Island	02889
(Address of principal executive offices)	(Zip code)

(401) 648-0805
Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 – OTHER EVENTS;

CHANGE IN NAME OF COMPANY

By a Majority Vote of the Shareholders of Sungro Minerals, Inc. the Company changed its name effective March 22, 2013 to American Mineral Group, Inc. in order to better reflect its ongoing strategy of pursuing diverse mineral opportunities that have been presented to it.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

(a)

Not Applicable

(b)

Not Applicable

(c)

Not Applicable

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sungro Minerals, Inc.

Date: March 27, 2013	By:	/s/ Erwin Vahlsing, Jr.
	Name:	Erwin Vahlsing, Jr.
	Its:	Chief Financial Officer